Exhibit 99.1



                             ATRIUM COMPANIES, INC.
                           CONSOLIDATED BALANCE SHEET
                  (Dollars in thousands, except share amounts)
                                   (Unaudited)


                                                                MARCH 31,

                                                                  2005
                                                            -----------------

                              ASSETS

CURRENT ASSETS:
  Cash and cash equivalents                                       $   3,975
  Accounts receivable, net                                            4,890
  Retained interest in sold accounts receivable                      39,297
  Inventories, net                                                   67,788
   Prepaid expenses and other current assets                          4,618
   Deferred tax asset                                                 4,339
                                                            -----------------
    Total current assets                                            124,907

PROPERTY, PLANT AND EQUIPMENT, net                                  115,993
GOODWILL                                                            318,048
INTANGIBLE ASSETS, net                                              280,931
DEFERRED FINANCING COSTS, net                                         3,264
OTHER ASSETS, net                                                     7,219
                                                            -----------------
    Total assets                                                  $ 850,362
                                                            =================


LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:
  Accounts payable                                                $  49,900
  Accrued liabilities                                                37,964
   Current portion of notes payable                                   5,323
                                                            -----------------
    Total current liabilities                                        93,187
                                                            -----------------

LONG-TERM LIABILITIES:
  Notes payable, net of current portion                             327,556
   Deferred tax liability                                            86,372
   Other long-term liabilities                                        3,633
                                                            -----------------
    Total long-term liabilities                                     417,561
                                                            -----------------
    Total liabilities                                               510,748
                                                            -----------------

COMMITMENTS AND CONTINGENCIES                                             -

STOCKHOLDER'S EQUITY:
  Common stock $0.01 par value, 3,000 shares
  authorized, 100 shares issued and outstanding                           -
  Paid-in capital                                                   425,730
  Accumulated deficit                                              (87,875)
  Accumulated                                                         1,759
  other
  comprehensive
  income
                                                            -----------------
    Total stockholder's equity                                      339,614
                                                            -----------------
    Total liabilities and stockholder's equity                    $ 850,362
                                                            =================

                             ATRIUM COMPANIES, INC.
                      CONSOLIDATED STATEMENT OF OPERATIONS
                                 (In thousands)
                                   (Unaudited)



                                                                                        Quarter Ended

                                                                                       March 31, 2005
                                                                                   -------------------------

NET SALES                                                                                        $ 176,506
COST OF GOODS SOLD                                                                                 128,621
                                                                                   -------------------------
Gross profit                                                                                        47,885

OPERATING EXPENSES:
Selling, delivery, general and administrative expenses (excluding
  amortization, securitization and stock compensation expense)                                      40,377
Amortization expense                                                                                 7,707
Securitization expense                                                                                 471
Stock compensation expense                                                                              52
                                                                                   -------------------------
SELLING, DELIVERY, GENERAL AND ADMINISTRATIVE
  EXPENSES                                                                                          48,607
Special charges                                                                                          -
                                                                                   -------------------------
                                                                                                    48,607

                                                                                   -------------------------
Loss from operations                                                                                 (722)

INTEREST EXPENSE                                                                                    10,446
OTHER INCOME, NET                                                                                    (262)
                                                                                   -------------------------
Loss before income taxes                                                                          (10,906)

INCOME TAX BENEFIT                                                                                 (4,468)

                                                                                   -------------------------
NET LOSS                                                                                         $ (6,438)
                                                                                   =========================

                             ATRIUM COMPANIES, INC.
                     RECONCILIATION OF NET INCOME TO EBITDA
                                 (In thousands)
                                   (Unaudited)





                                                           Quarter Ended
                                                          March 31, 2005
                                                       ------------------

        Net Loss                                               $ (6,438)

        Interest Expense                                          10,446
        Income Taxes                                             (4,468)
        Depreciation and Amortization                             13,043
        Securitization Expense                                       471
        Stock Compensation Expense                                    52
        LIFO Reserve                                                 132

                                                       ------------------
        EBITDA                                                 $  13,238
                                                       ==================

                             ATRIUM COMPANIES, INC.
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                                 (In thousands)
                                   (Unaudited)



                                                                          Quarter Ended
                                                                          March 31, 2005
                                                                      ------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
 Net loss                                                                          $ (6,438)
 Adjustments to reconcile net loss to net cash provided
  by operating activities:
  Write off of deferred financing costs                                                1,801
  Write off of notes' discounts and premiums, net                                      (402)
  Depreciation and amortization                                                       13,043
  Amortization of deferred financing costs                                               121
  Provision for bad debts                                                                 30
  Loss on sale of receivables                                                            213
  Other                                                                                 (14)
  Changes in assets and liabilities:
  Accounts receivable                                                                   (85)
  Retained interest in sold accounts receivable                                      (5,588)
  Sale of accounts receivable                                                         12,600
  Inventories                                                                        (7,521)
  Prepaid expenses and other current assets                                            3,480
  Deferred taxes                                                                     (4,333)
  Accounts payable                                                                   (3,391)
  Accrued liabilities and other liabilities                                               69
                                                                      ------------------------
   Net cash provided by operating activities                                           3,585

CASH FLOWS FROM INVESTING ACTIVITIES:
 Purchases of property, plant and equipment, net of proceeds
   from sales of property, plant and equipment                                       (6,998)
 Acquisitions                                                                          (243)
 Increase in other assets                                                              (330)
 Transfer from restricted cash                                                        70,052
                                                                      ------------------------
    Net cash provided by investing activities                                         62,481

CASH FLOWS FROM FINANCING ACTIVITIES:
 Scheduled principal payments on term loans                                            (813)
 Repurchase of remaining senior subordinated notes                                  (65,008)
 Scheduled principal payments on other long-term debt                                  (487)
 Additional deferred financing costs                                                    (79)
 Distributions to ACIH                                                                 (398)
 Contribution to Atrium Companies, Inc.                                                   24
 Checks drawn in excess of bank balances                                               1,818
                                                                      ------------------------
   Net cash used in financing activities                                            (64,943)

NET INCREASE IN CASH AND CASH EQUIVALENTS                                              1,123
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                         2,852
                                                                      ------------------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                           $   3,975
                                                                      ========================